                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    March 10, 2000
                                                 ---------------------


                          InSight Health Services Corp.
------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER )



         Delaware                       0-28622                33-0702770
----------------------------          -----------           -------------------
(STATE OR OTHER JURISDICTION          (COMMISSION            (I.R.S. EMPLOYER
    OF INCORPORATION)                 FILE NUMBER)          IDENTIFICATION NO.)



          4400 MacArthur Boulevard, Suite 800, Newport Beach, CA 92660
------------------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (949) 476-0733
------------------------------------------------------------------------------
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                                       N/A
------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.


         (a) Financial statements of businesses acquired and (b) Pro forma financial information (unaudited)


         On February 8, 2000, InSight Health Services Corp. ("Registrant") filed with the Securities and Exchange Commission a Current Report on Form 8-K ("Form 8-K") reporting under Item 2 thereof the Registrant's acquisition ("Acquisition") of substantially all of the assets of Southern Regional MRI, LLC and Indiana MRI of Indianapolis, LLC pursuant to an Asset Purchase and Liabilities Assumption Agreement dated January 21, 2000. The Registrant also stated in response to Item 7 of the Form 8-K its intention to file financial statements and pro forma financial information with respect to the Acquisition.

         The Form 8-K was filed based upon the Registrant's belief that the Acquisition involved "a significant amount of assets" as defined under
         Item 2 of the Form 8-K. The purpose of this amendment to the Form 8-K is to report that, based upon the Registrant's review of the recently completed audited financial statements with respect to the Acquisition, the Acquisition did not in fact involve "a significant amount of assets." Financial statements and pro forma financial information with respect to the Acquisition are therefore not required by Item 7 of the Form 8-K and will not be filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  March 10, 2000

                                            INSIGHT HEALTH SERVICES CORP.



                                            BY:      /S/  THOMAS V. CROAL
                                                   ----------------------------
                                                   Thomas V. Croal
                                                   Executive Vice President and
                                                   Chief Financial Officer